                                                                    EXHIBIT 99.2
SunTrust Banks, Inc. and Subsidiaries
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------------------
                                                  Three Months Ended                    Twelve Months Ended
                                              -------------------------      %      ----------------------------     %
                                                  2002          2001       Change       2002              2001     Change
-------------------------------------------------------------------------------------------------------------------------
EARNINGS & DIVIDENDS
Period Ended December 31
------------------------
(Dollars in millions except per share data)

Net income                                       $ 340.3       $ 356.7     (4.6)%   $ 1,331.8       $ 1,375.5    (3.2)%

Earnings per share
    Diluted                                       $ 1.20        $ 1.24     (3.2)       $ 4.66          $ 4.72    (1.3)
    Basic                                           1.21          1.25     (3.2)         4.71            4.78    (1.5)
Dividends paid per common share                     0.43          0.40      7.5          1.72            1.60     7.5
Average shares outstanding (000s)
    Diluted                                      283,595       289,319     (2.0)      286,052         291,584    (1.9)
    Basic                                        280,364       285,645     (1.8)      282,495         287,702    (1.8)

KEY RATIOS
Return on average assets less net unrealized
  gains on securities (4)                           1.20  %       1.40    (14.3)%        1.26 %          1.37 %  (8.0)%
Return on average total assets (4)                  1.18          1.36    (13.2)         1.23            1.34    (8.2)
Return on average realized equity (4)              18.74         21.67    (13.5)        19.07           21.74   (12.3)
Return on average total equity (4)                 15.30         16.98     (9.9)        15.26           17.04   (10.4)
Net interest margin(1)                              3.26          3.56     (8.4)         3.41            3.58    (4.7)
Efficiency ratio                                   62.43         57.14      9.2         58.90           56.96     3.4
Period Ended December 31
------------------------
Book value per share                               31.04         28.97      7.1
Equity to assets                                    7.47          7.98     (6.3)
Tier 1 capital ratio                                7.50 (3)      8.02     (6.5)
Total capital ratio                                11.70 (3)     12.18     (3.9)
Tier 1 leverage ratio                               7.29 (3)      7.94     (8.2)
------------------------------------------------------------------------------------------------------------------------
CONDENSED BALANCE SHEET (Dollars in millions)
Average Balances
----------------
Securities available for sale                   $ 21,844      $ 19,011     14.9 %    $ 20,030        $ 19,054     5.1 %
Loans held for sale                                6,228         3,777     64.9         4,411           2,950    49.5
Loans                                             72,669        69,547      4.5        71,270          70,023     1.8
Other earning assets                               3,707         2,876     28.9         3,391           2,708    25.2
Allowance for loan losses                           (930          (867)     7.3          (924)           (876)    5.5
Intangible assets                                  1,570           800     96.3         1,498             817    83.4
Other assets                                       9,740         8,738     11.5         8,840           8,208     7.7
                                              ----------    -----------             ----------     -----------
Total assets                                   $ 114,828     $ 103,882     10.5     $ 108,516       $ 102,884     5.5
                                              ==========    ===========             ==========     ===========

Consumer and commercial deposits                $ 67,830      $ 59,086     14.8      $ 65,430        $ 56,776    15.2
Purchased liabilities(2)                          20,103        18,189     10.5        17,028          20,670   (17.6)
Long-term debt                                    11,733        12,871     (8.8)       11,960          12,497    (4.3)
Other liabilities                                  6,338         5,401     17.3         5,372           4,867    10.4
                                              ----------    -----------             ----------  --------------
Total liabilities                                106,004        95,547     10.9        99,790          94,810     5.3
Realized shareholders' equity                      7,205         6,531     10.3         6,985           6,328    10.4
Accumulated other comprehensive income             1,619         1,804    (10.3)        1,741           1,746    (0.3)
                                              ----------    -----------             ----------  --------------
Total liabilities and shareholders' equity     $ 114,828     $ 103,882     10.5     $ 108,516       $ 102,884     5.5
                                              ==========    ===========             ==========  ==============

Period Ended December 31
------------------------
Securities available for sale                   $ 23,445      $ 19,656     19.3
Loans held for sale                                7,748         4,320     79.4
Loans                                             73,168        68,959      6.1
Other earning assets                               2,820         3,025     (6.8)
Allowance for loan losses                           (930)         (867)     7.3
Intangible assets                                  1,576           811     94.3
Other assets                                       9,496         8,837      7.5
                                              ----------    -----------
Total assets                                   $ 117,323     $ 104,741     12.0
                                              ==========    ===========

Consumer and commercial deposits                $ 70,227      $ 62,281     12.8
Purchased liabilities(2)                          21,251        17,012     24.9
Long-term debt                                    11,880        12,661     (6.2)
Other liabilities                                  5,195         4,428     17.3
                                              ----------    -----------
Total liabilities                                108,553        96,382     12.6
Realized shareholders' equity                      7,260         6,704      8.3
Accumulated other comprehensive income             1,510         1,655     (8.8)
                                              ----------    -----------
Total liabilities and shareholders' equity     $ 117,323     $ 104,741     12.0
                                              ==========    ===========

CREDIT DATA ($ in thousands)
Period Ended December 31
------------------------
Allowance for loan losses - beginning          $ 929,320     $ 866,353      7.3 %   $ 867,059       $ 874,547     (0.9)%
Allowance from acquisitions and other
  activity - net                                       -             -        -        15,531         (10,210)   252.1
Provision for loan losses                         96,500        88,093      9.5       469,792         275,165     70.7
Net charge-offs
---------------
    Business credit card                             520           938    (44.6)          871           1,101    (20.9)
    Consumer                                      48,384        21,563    124.4       126,814          65,192     94.5
    Residential                                    6,047         2,669    126.6        13,454           8,591     56.6
    Commercial                                    40,755        62,217    (34.5)      281,129         197,559     42.3
                                              -----------    ----------             ----------    ------------
Allowance for loan losses - ending             $ 930,114     $ 867,059      7.3     $ 930,114       $ 867,059      7.3
                                              ===========    ==========             ==========    ============
Total net charge-offs                           $ 95,706      $ 87,387      9.5     $ 422,268       $ 272,443     55.0
Net charge-offs to average loans                    0.52 %        0.50 %    4.0          0.59 %          0.39 %   51.3
Period Ended December 31
------------------------
    Nonperforming loans                        $ 510,974     $ 558,101     (8.4)
    Other real estate owned (OREO)                17,972        20,661    (13.0)
                                              -----------    ----------
Total nonperforming loans and OREO               528,946       578,762     (8.6)
    Other repossessed assets                      13,030        20,972    (37.9)
                                              -----------    ----------
Total nonperforming assets                     $ 541,976     $ 599,734     (9.6)
                                              ===========    ==========

Total nonperforming loans to total loans            0.70 %        0.81 %  (13.6)
Total nonperforming assets to total loans
  plus OREO and other repossessed assets            0.74          0.87    (14.9)
Allowance to period-end loans                       1.27          1.26      0.8
Allowance to nonperforming loans                   182.0         155.4     17.1


(1) Net interest income and net interest margin include the effects of taxable-equivalent adjustments.

(2) Purchased liabilities include foreign and brokered deposits, funds purchased and other short-term borrowings.

(3) Current period tier 1 capital, total capital and tier 1 leverage ratios are estimated as of the press release date.

(4) SunTrust presents a return on average assets less net unrealized gains on securities and a return on average realized equity.

     These performance measures exclude the net unrealized gains on the Company's securities portfolio. Due to its ownership of 48 million shares of common stock of The Coca-Cola Company, the Company believes this is a more indicative performance measure when being compared to other companies.

SunTrust Banks, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEET
(Dollars in thousands)

------------------------------------------------------------------------------------------------------------------------
                                                                  As of December 31              Increase/(Decrease)
                                                         -----------------------------------  --------------------------
                                                              2002                 2001            Amount          %
------------------------------------------------------------------------------------------------------------------------

ASSETS

Cash and due from banks                                    $ 4,455,776       $ 4,229,074         $ 226,702       5.4 %
Interest-bearing deposits in other banks                        10,238           185,861          (175,623)    (94.5)
Trading account                                              1,717,774         1,343,602           374,172      27.8
Securities available for sale (1)                           23,445,182        19,656,391         3,788,791      19.3
Funds sold and securities purchased under agreements
  to resell                                                  1,092,281         1,495,109          (402,828)    (26.9)
Loans held for sale                                          7,747,793         4,319,594         3,428,199      79.4

Loans                                                       73,167,935        68,959,222         4,208,713       6.1
Allowance for loan losses                                     (930,114)         (867,059)          (63,055)      7.3
                                                         --------------  ----------------   ---------------
   Net loans                                                72,237,821        68,092,163         4,145,658       6.1

Goodwill                                                       963,761           440,497           523,264     118.8
Intangible assets                                              612,158           370,779           241,379      65.1
Other assets                                                 5,039,739         4,607,574           432,165       9.4
                                                         --------------  ----------------   ---------------
   Total Assets (2)                                      $ 117,322,523     $ 104,740,644      $ 12,581,879      12.0
                                                         ==============  ================   ===============

LIABILITIES

Noninterest-bearing consumer and commercial deposits      $ 18,080,496      $ 16,369,823       $ 1,710,673      10.5
Interest-bearing consumer and commercial deposits           52,146,314        45,911,419         6,234,895      13.6
                                                         --------------  ----------------   ---------------
   Total consumer and commercial deposits                   70,226,810        62,281,242         7,945,568      12.8
Brokered deposits                                            3,169,826         2,829,687           340,139      12.0
Foreign deposits                                             6,309,992         2,425,493         3,884,499     160.2
                                                         --------------  ----------------   ---------------
   Total deposits                                           79,706,628        67,536,422        12,170,206      18.0

Funds purchased and securities sold under agreements
  to repurchase                                             10,402,536        10,104,287           298,249       3.0
Other short-term borrowings                                  1,368,425         1,651,639          (283,214)    (17.1)
Long-term debt                                              11,879,820        12,660,580          (780,760)     (6.2)
Trading liabilities                                            930,645           512,052           418,593      81.7
Other liabilities                                            4,264,973         3,916,096           348,877       8.9
                                                         --------------  ----------------   ---------------
   Total liabilities                                       108,553,027        96,381,076        12,171,951      12.6
                                                         --------------  ----------------   ---------------

SHAREHOLDERS' EQUITY

Preferred stock, no par value                                        -                 -                 -         -
Common stock, $1.00 par value                                  294,163           294,163                 -         -
Additional paid in capital                                   1,276,110         1,259,609            16,501       1.3
Retained earnings                                            6,322,217         5,479,951           842,266      15.4
Treasury stock and other                                      (632,464)         (329,408)         (303,056)     92.0
                                                         --------------  ----------------   ---------------

   Realized shareholders' equity                             7,260,026         6,704,315           555,711       8.3

Accumulated other comprehensive income                       1,509,470         1,655,253          (145,783)     (8.8)
                                                         --------------  ----------------   ---------------

   Total shareholders' equity                                8,769,496         8,359,568           409,928       4.9
                                                         --------------  ----------------   ---------------

   Total Liabilities and Shareholders' Equity            $ 117,322,523     $ 104,740,644      $ 12,581,879      12.0
                                                         ==============  ================   ===============

   Common shares outstanding                               282,504,571       288,601,607        (6,097,036)     (2.1)
   Common shares authorized                                750,000,000       750,000,000                 -         -
   Treasury shares of common stock                          11,658,186         5,561,150         6,097,036     109.6


(1) Includes net unrealized gains of:                        2,421,562         2,632,266          (210,704)     (8.0)
(2) Includes earning assets of:                            104,759,641        93,327,513        11,432,128      12.2

SunTrust Banks, Inc. and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME
(Dollars in thousands, except per share data)

-------------------------------------------------------------------------------------------------------
                                                                Three Months Ended
                                           ------------------------------------------------------------
                                                     December 31                 Increase/(Decrease)
                                           -------------------------------  ---------------------------
                                                 2002             2001           Amount             %
-------------------------------------------------------------------------------------------------------
Interest income                              $ 1,274,939      $ 1,391,098      $ (116,159)        (8.4) %
Interest expense                                 447,838          571,087        (123,249)       (21.6)
                                           --------------  ---------------  --------------
NET INTEREST INCOME                              827,101          820,011           7,090          0.9
Provision for loan losses                         96,500           88,093           8,407          9.5
NET INTEREST INCOME AFTER
                                           --------------  ---------------  --------------
 PROVISION FOR LOAN LOSSES                       730,601          731,918          (1,317)        (0.2)
                                           --------------  ---------------  --------------

NONINTEREST INCOME

Trust and investment management income           119,429          117,236           2,193          1.9
Retail investment services                        32,955           28,913           4,042         14.0
Service charges on deposit accounts              156,196          135,496          20,700         15.3
Other charges and fees                            74,336           65,898           8,438         12.8
Mortgage production related income               103,254           58,359          44,895         76.9
Mortgage servicing related income                (68,087)         (10,941)        (57,146)      (522.3)
Credit card and other fees                        29,924           29,429             495          1.7
Investment banking income                         39,522           41,561          (2,039)        (4.9)
Trading account profits and commissions           29,726           11,046          18,680        169.1
Other noninterest income                          12,898           48,619         (35,721)       (73.5)
Securities gains                                  39,547           32,074           7,473         23.3
                                           --------------  ---------------  --------------
Total noninterest income                         569,700          557,690          12,010          2.2
                                           --------------  ---------------  --------------

NONINTEREST EXPENSE

Personnel expense                                498,165          469,450          28,715          6.1
Net occupancy expense                             61,743           53,574           8,169         15.2
Equipment expense                                 45,073           50,967          (5,894)       (11.6)
Outside processing and software                   56,970           56,971              (1)           -
Marketing and customer development                20,835           32,690         (11,855)       (36.3)
Amortization of intangible assets                 17,455            8,561           8,894        103.9
Merger-related expenses (2)                            -                -               -            -
Other noninterest expense                        178,142          157,978          20,164         12.8
                                           --------------  ---------------  --------------
Total noninterest expense                        878,383          830,191          48,192          5.8
                                           --------------  ---------------  --------------

INCOME BEFORE INCOME TAXES
   AND EXTRAORDINARY GAIN                        421,918          459,417         (37,499)        (8.2)
Provision for income taxes                        81,668          126,837         (45,169)       (35.6)
                                           --------------  ---------------  --------------
INCOME BEFORE EXTRAORDINARY GAIN                 340,250          332,580           7,670          2.3
Extraordinary gain, net of taxes (3)                   -           24,142         (24,142)      (100.0)
                                           --------------  ---------------  --------------
NET INCOME                                     $ 340,250        $ 356,722       $ (16,472)        (4.6)
                                           ==============  ===============  ==============
Net interest income (taxable-equivalent)(1)      837,341          830,115           7,226          0.9

Earnings per share
  Diluted
     Income before extraordinary gain             $ 1.20           $ 1.16          $ 0.04          3.4
     Extraordinary gain                                -             0.08           (0.08)      (100.0)
                                           --------------  ---------------  --------------
     Net income                                     1.20             1.24           (0.04)        (3.2)

  Basic
     Income before extraordinary gain               1.21             1.17            0.04          3.4
     Extraordinary gain                                -             0.08           (0.08)      (100.0)
                                           --------------  ---------------  --------------
     Net income                                     1.21             1.25           (0.04)        (3.2)

Cash dividends paid per common share                0.43             0.40            0.03          7.5
Average shares outstanding (000s)
  Diluted                                        283,595          289,319          (5,724)        (2.0)
  Basic                                          280,364          285,645          (5,281)        (1.8)



[WIDE TABLE CONTINUED]

---------------------------------------------------------------------------------------------------------------
                                                                  Twelve Months Ended
                                           --------------------------------------------------------------------
                                                      December 31                    Increase/(Decrease)
                                           ----------------------------------  --------------------------------
                                                  2002               2001            Amount              %
---------------------------------------------------------------------------------------------------------------
Interest income                                $ 5,135,197       $ 6,279,574      $ (1,144,377)        (18.2) %
Interest expense                                 1,891,488         3,026,974        (1,135,486)        (37.5)
                                           ----------------  ----------------  ----------------
NET INTEREST INCOME                              3,243,709         3,252,600            (8,891)         (0.3)
Provision for loan losses                          469,792           275,165           194,627          70.7
NET INTEREST INCOME AFTER
                                           ----------------  ----------------  ----------------
 PROVISION FOR LOAN LOSSES                       2,773,917         2,977,435          (203,518)         (6.8)
                                           ----------------  ----------------  ----------------

NONINTEREST INCOME

Trust and investment management income             504,548           486,116            18,432           3.8
Retail investment services                         136,659           107,758            28,901          26.8
Service charges on deposit accounts                612,918           510,249           102,669          20.1
Other charges and fees                             296,860           240,284            56,576          23.5
Mortgage production related income                 215,166           186,114            29,052          15.6
Mortgage servicing related income                 (110,088)           (6,073)         (104,015)     (1,712.7)
Credit card and other fees                         119,982           113,640             6,342           5.6
Investment banking income                          176,960           108,486            68,474          63.1
Trading account profits and commissions            103,170            95,683             7,487           7.8
Other noninterest income                           130,953           160,486           (29,533)        (18.4)
Securities gains                                   204,547           153,080            51,467          33.6
                                           ----------------  ----------------  ----------------
Total noninterest income                         2,391,675         2,155,823           235,852          10.9
                                           ----------------  ----------------  ----------------

NONINTEREST EXPENSE

Personnel expense                                1,941,380         1,781,400           159,980           9.0
Net occupancy expense                              229,258           210,436            18,822           8.9
Equipment expense                                  174,809           189,763           (14,954)         (7.9)
Outside processing and software                    225,169           199,093            26,076          13.1
Marketing and customer development                  79,987           103,998           (24,011)        (23.1)
Amortization of intangible assets                   58,898            46,258            12,640          27.3
Merger-related expenses (2)                         15,998                 -            15,998         100.0
Other noninterest expense                          616,769           582,590            34,179           5.9
                                           ----------------  ----------------  ----------------
Total noninterest expense                        3,342,268         3,113,538           228,730           7.3
                                           ----------------  ----------------  ----------------

INCOME BEFORE INCOME TAXES
   AND EXTRAORDINARY GAIN                        1,823,324         2,019,720          (196,396)         (9.7)
Provision for income taxes                         491,515           650,501          (158,986)        (24.4)
                                           ----------------  ----------------  ----------------
INCOME BEFORE EXTRAORDINARY GAIN                 1,331,809         1,369,219           (37,410)         (2.7)
Extraordinary gain, net of taxes (3)                     -             6,318            (6,318)       (100.0)
                                           ----------------  ----------------  ----------------
NET INCOME                                     $ 1,331,809       $ 1,375,537         $ (43,728)         (3.2)
                                           ================  ================  ================
Net interest income (taxable-equivalent)(1)      3,283,231         3,293,364           (10,133)         (0.3)

Earnings per share
  Diluted
     Income before extraordinary gain               $ 4.66            $ 4.70           $ (0.04)         (0.9)
     Extraordinary gain                                  -              0.02             (0.02)       (100.0)
                                           ----------------  ----------------  ----------------
     Net income                                       4.66              4.72             (0.06)         (1.3)

  Basic
     Income before extraordinary gain                 4.71              4.76             (0.05)         (1.1)
     Extraordinary gain                                  -              0.02             (0.02)       (100.0)
                                           ----------------  ----------------  ----------------
     Net income                                       4.71              4.78             (0.07)         (1.5)

Cash dividends paid per common share                  1.72              1.60              0.12           7.5
Average shares outstanding (000s)
  Diluted                                          286,052           291,584            (5,532)         (1.9)
  Basic                                            282,495           287,702            (5,207)         (1.8)


(1) Net interest income includes the effects of taxable-equivalent adjustments using a federal tax rate of 35% and state income taxes where applicable to increase tax-exempt interest income to a taxable-equivalent basis.

(2) Results include merger-related expenses of $10.4 million, net of tax, for the twelve months ended December 31, 2002, for the Company's acquisition of the Florida franchise of Huntington Bancshares. All of these costs were incurred in the first quarter of 2002.

(3) Results for the three months and twelve months ended December 31,2001, include an extraordinary gain of $24.1 and $6.3 million, net of tax, respectively for the early extinguishment of debt during the second and fourth quarters of 2001.

SunTrust Banks, Inc. and Subsidiaries
SELECTED FINANCIAL INFORMATION

---------------------------------------------------------------------------------------------------------------------

                                                          4th QTR.        3rd QTR.        2nd QTR.         1st QTR.
                                                            2002            2002            2002             2002
---------------------------------------------------------------------------------------------------------------------
RESULTS OF OPERATIONS
---------------------
(in thousands, except per share data)

Net interest income                                       $ 827,101       $ 805,114       $ 813,388       $ 798,106
Provision for loan losses                                    96,500          98,699         111,018         163,575
                                                        ------------    ------------    ------------   -------------
Net credit income                                           730,601         706,415         702,370         634,531
Securities gains                                             39,547          45,813          55,737          63,450
Other noninterest income                                    530,153         535,057         570,086         551,832
                                                        ------------    ------------    ------------   -------------
Net credit and noninterest income                         1,300,301       1,287,285       1,328,193       1,249,813
Noninterest expense                                         878,383         808,139         818,118         837,628
                                                        ------------    ------------    ------------   -------------
Income before income taxes
   and extraordinary items                                  421,918         479,146         510,075         412,185
Provision for income taxes                                   81,668         136,153         166,390         107,304
                                                        ------------    ------------    ------------   -------------
Income before extraordinary items                           340,250         342,993         343,685         304,881
Extraordinary gain (loss), net of taxes                           -               -               -               -
                                                        ------------    ------------    ------------   -------------
Net Income                                                $ 340,250       $ 342,993       $ 343,685       $ 304,881
                                                        ============    ============    ============   =============
Net interest income (taxable-equivalent)                    837,341         815,127         823,112         807,651

Earnings per share
   Diluted
      Income before extraordinary items                      $ 1.20          $ 1.20          $ 1.20          $ 1.06
      Extraordinary gain (loss)                                   -               -               -               -
                                                        ------------    ------------    ------------   -------------
      Net income                                               1.20            1.20            1.20            1.06
   Basic
      Income before extraordinary items                        1.21            1.21            1.22            1.07
      Extraordinary gain (loss)                                   -               -               -               -
                                                        ------------    ------------    ------------   -------------
      Net income                                               1.21            1.21            1.22            1.07

Dividends paid per common share                                0.43            0.43            0.43            0.43
Average shares outstanding (000s)
   Diluted                                                  283,595         285,991         287,288         287,375
   Basic                                                    280,364         282,310         283,293         284,055
---------------------------------------------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES
-------------------------
(in millions)
Total assets                                              $ 114,828       $ 107,846       $ 106,492       $ 104,796
Earning assets                                              101,895          95,562          94,741          93,198
Unrealized gains on securities available for sale             2,553           2,904           2,878           2,591
Loans                                                        72,669          71,696          70,985          69,695
Interest-bearing liabilities                                 83,437          78,275          77,998          76,828
Total deposits                                               75,159          71,098          70,646          67,644
Shareholders' equity                                          8,823           8,943           8,743           8,386
---------------------------------------------------------------------------------------------------------------------
SELECTED RATIOS
---------------
Net interest margin                                            3.26 %          3.38 %          3.48 %          3.51 %
Return on average assets less net unrealized gains
  on securities                                                1.20            1.30            1.33            1.21
Return on average total assets                                 1.18            1.26            1.29            1.18
Return on average realized equity                             18.74           19.18           19.97           18.37
Return on average total equity                                15.30           15.22           15.77           14.74
---------------------------------------------------------------------------------------------------------------------
CREDIT DATA
-----------
(Dollars in thousands)
Allowance for loan losses - beginning                     $ 929,320       $ 928,932       $ 927,603       $ 867,059
Allowance from acquisitions and other activity - net              -               -               -          15,531
Provision for loan losses                                    96,500          98,699         111,018         163,575
Net charge-offs                                              95,706          98,311         109,689         118,562
                                                        ------------    ------------    ------------   -------------
Allowance for loan losses - ending                          930,114         929,320         928,932         927,603
                                                        ============    ============    ============   =============
Net charge-offs to average loans                               0.52 %          0.54 %          0.62 %          0.69 %
Period Ended
------------
Nonperforming loans                                       $ 510,974       $ 553,812       $ 478,952       $ 534,225
Other real estate owned (OREO)                               17,972          15,002          18,256          18,480
                                                        ------------    ------------    ------------   -------------
Total nonperforming loans and OREO                          528,946         568,814         497,208         552,705
Other repossessed assets                                     13,030          25,925          21,323          23,648
                                                        ------------    ------------    ------------   -------------
Total nonperforming assets                                $ 541,976       $ 594,739       $ 518,531       $ 576,353
                                                        ============    ============    ============   =============

Total nonperforming loans to total loans                       0.70 %          0.76 %          0.67 %          0.75 %
Total nonperforming assets to total loans plus
   OREO and other repossessed assets                           0.74            0.82            0.72            0.81
Allowance to period-end loans                                  1.27            1.28            1.29            1.31
Allowance to nonperforming loans                              182.0           167.8           194.0           173.6


[WIDE TABLE CONTINUED]

-----------------------------------------------------------------------------------------------------
                                                                           Twelve Months Ended
                                                           4th QTR.             December 31
                                                             2001         2002               2001
-----------------------------------------------------------------------------------------------------
RESULTS OF OPERATIONS
---------------------
(in thousands, except per share data)

Net interest income                                       $ 820,011    $ 3,243,709       $ 3,252,600
Provision for loan losses                                    88,093        469,792           275,165
                                                        ------------  -------------    --------------
Net credit income                                           731,918      2,773,917         2,977,435
Securities gains                                             32,074        204,547           153,080
Other noninterest income                                    525,616      2,187,128         2,002,743
                                                        ------------  -------------    --------------
Net credit and noninterest income                         1,289,608      5,165,592         5,133,258
Noninterest expense                                         830,191      3,342,268         3,113,538
                                                        ------------  -------------    --------------
Income before income taxes
   and extraordinary items                                  459,417      1,823,324         2,019,720
Provision for income taxes                                  126,837        491,515           650,501
                                                        ------------  -------------    --------------
Income before extraordinary items                           332,580      1,331,809         1,369,219
Extraordinary gain (loss), net of taxes                      24,142              -             6,318
                                                        ------------  -------------    --------------
Net Income                                                $ 356,722    $ 1,331,809       $ 1,375,537
                                                        ============  =============    ==============
Net interest income (taxable-equivalent)                    830,115      3,283,231         3,293,364

Earnings per share
   Diluted
      Income before extraordinary items                      $ 1.16         $ 4.66            $ 4.70
      Extraordinary gain (loss)                                0.08              -              0.02
                                                        ------------  -------------    --------------
      Net income                                               1.24           4.66              4.72
   Basic
      Income before extraordinary items                        1.17           4.71              4.76
      Extraordinary gain (loss)                                0.08              -              0.02
                                                        ------------  -------------    --------------
      Net income                                               1.25           4.71              4.78

Dividends paid per common share                                0.40           1.72              1.60
Average shares outstanding (000s)
   Diluted                                                  289,319        286,052           291,584
   Basic                                                    285,645        282,495           287,702
-------------------------------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES
-------------------------
(in millions)
Total assets                                              $ 103,882      $ 108,516         $ 102,884
Earning assets                                               92,441         96,371            92,034
Unrealized gains on securities available for sale             2,770          2,732             2,700
Loans                                                        69,547         71,270            70,023
Interest-bearing liabilities                                 75,988         79,150            76,452
Total deposits                                               65,354         71,157            64,569
Shareholders' equity                                          8,334          8,726             8,074
-------------------------------------------------------------------------------------------------------
SELECTED RATIOS
---------------
Net interest margin                                            3.56 %         3.41 %            3.58 %
Return on average assets less net unrealized gains
  on securities                                                1.40           1.26              1.37
Return on average total assets                                 1.36           1.23              1.34
Return on average realized equity                             21.67          19.07             21.74
Return on average total equity                                16.98          15.26             17.04
-------------------------------------------------------------------------------------------------------
CREDIT DATA
-----------
(Dollars in thousands)
Allowance for loan losses - beginning                     $ 866,353      $ 867,059         $ 874,547
Allowance from acquisitions and other activity - net              -         15,531           (10,210)
Provision for loan losses                                    88,093        469,792           275,165
Net charge-offs                                              87,387        422,268           272,443
                                                        ------------  -------------    --------------
Allowance for loan losses - ending                          867,059        930,114           867,059
                                                        ============  =============    ==============
Net charge-offs to average loans                               0.50 %         0.59 %            0.39 %
Period Ended
------------
Nonperforming loans                                       $ 558,101
Other real estate owned (OREO)                               20,661
                                                        ------------
Total nonperforming loans and OREO                          578,762
Other repossessed assets                                     20,972
                                                        ------------
Total nonperforming assets                                $ 599,734
                                                        ============

Total nonperforming loans to total loans                       0.81 %
Total nonperforming assets to total loans plus
   OREO and other repossessed assets                           0.87
Allowance to period-end loans                                  1.26
Allowance to nonperforming loans                              155.4


SunTrust Banks, Inc. and Subsidiaries

CONSOLIDATED DAILY AVERAGE BALANCES
AND AVERAGE YIELDS EARNED AND RATES PAID

(Dollars in millions; yields on taxable-equivalent basis)

--------------------------------------------------------------------------------------------------------------
                                                                 Three Months Ended
                                            ---------------------------------------------------------------
                                               December 31, 2002                    December 31, 2001
--------------------------------------------------------------------------------------------------------------

                                             Average          Yields/           Average          Yields/
                                             Balances          Rates           Balances           Rates
                                            --------------  ------------   ------------------  ------------
Assets
Loans:
  Real estate 1-4 family                       $ 14,886.5          6.53 %         $ 15,547.1          7.24 %
  Real estate construction                        3,821.2          5.14              3,557.8          6.18
  Real estate equity                              5,034.1          4.95              2,646.0          6.47
  Real estate commercial                          8,998.8          5.58              8,038.9          6.62
  Commercial                                     27,690.4          4.17             28,493.9          4.93
  Credit card                                       115.3          6.98                 87.1          7.57
  Consumer - direct                               3,994.2          5.54              4,426.1          6.44
  Consumer - indirect                             7,583.2          7.52              6,245.6          8.29
  Nonaccrual                                        545.1          3.87                504.6          2.81
                                            ----------------------------   --------------------------------
    Total loans                                  72,668.8          5.35             69,547.1          6.14
Securities available for sale:
  Taxable                                        18,891.3          4.10             15,798.9          6.00
  Tax-exempt                                        399.5          6.67                441.7          7.05
                                            ----------------------------   --------------------------------
    Total securities available for sale          19,290.8          4.15             16,240.6          6.02
Funds sold                                        1,488.1          1.58              1,193.8          2.38
Loans held for sale                               6,228.4          5.92              3,777.0          6.94
Interest-bearing deposits                           557.8          1.61                233.5          2.17
Trading account                                   1,661.6          1.26              1,448.9          1.91
                                            ----------------------------   --------------------------------
    Total earning assets                        101,895.5          5.00             92,440.9          6.01
Allowance for loan losses                          (930.4)                            (867.0)
Cash and due from banks                           3,558.8                            3,521.6
Premises and equipment                            1,617.0                            1,586.4
Other assets                                      6,133.7                            4,430.0
Unrealized gains on securities
 available for sale                               2,552.9                            2,770.1
                                            ----------------------------   --------------------------------
    Total assets                               $114,827.5                         $103,882.0
                                            ============================   ================================

Liabilities and Shareholders' Equity
Interest-bearing deposits:
  NOW accounts                                 $ 11,012.5          0.67 %         $  8,921.1          0.90 %
  Money market accounts                          21,451.2          1.40             18,003.9          2.24
  Savings                                         6,230.3          1.13              5,989.4          1.88
  Consumer time                                   9,161.2          3.39              8,556.8          4.53
  Other time                                      3,745.2          2.33              3,457.0          4.42
                                            ----------------------------   --------------------------------
    Total interest-bearing consumer
     and commercial deposits                     51,600.4          1.63             44,928.2          2.53
  Brokered deposits                               2,713.3          4.44              2,910.8          2.86
  Foreign deposits                                4,616.1          1.39              3,357.3          2.13
                                            ----------------------------   --------------------------------
    Total interest-bearing deposits              58,929.8          1.75             51,196.3          2.53
Funds purchased                                  11,984.8          1.19             10,339.0          1.78
Other short-term borrowings                         789.1          1.23              1,582.2          2.19
Long-term debt                                   11,733.2          5.06             12,870.5          5.84
                                            ----------------------------   --------------------------------
    Total interest-bearing liabilities           83,436.9          2.13             75,988.0          2.98
Noninterest-bearing deposits                     16,229.3                           14,157.6
Other liabilities                                 6,338.0                            5,401.9
Realized shareholders' equity                     7,204.8                            6,530.6
Accumulated other comprehensive income            1,618.5                            1,803.9
                                            ----------------------------   --------------------------------
    Total liabilities and
        shareholders' equity                   $114,827.5                         $103,882.0
                                            ============================   ================================

Interest rate spread                                               2.87 %                             3.03 %
                                            ----------------------------   --------------------------------


Net Interest Margin                                                3.26 %                             3.56 %
                                            ----------------------------   --------------------------------



------------------------------------------------------------------------------------------------------------------
                                                                    Twelve Months Ended
                                            ------------------------------------------------------------------
                                                   December 31, 2002                 December 31, 2001
------------------------------------------------------------------------------------------------------------------

                                                 Average          Yields/           Average         Yields/
                                                Balances           Rates           Balances          Rates
                                            ------------------   -----------   ------------------  -----------
Assets
Loans:
  Real estate 1-4 family                           $ 14,965.0          6.88 %         $ 16,173.6         7.48  %
  Real estate construction                            3,749.3          5.43              3,632.0         7.43
  Real estate equity                                  4,193.7          5.08              2,400.7         7.95
  Real estate commercial                              8,705.8          5.87              7,796.4         7.44
  Commercial                                         27,522.5          4.35             29,126.6         6.29
  Credit card                                            97.6          7.65                 81.0         8.44
  Consumer - direct                                   4,382.4          5.83              4,448.7         7.46
  Consumer - indirect                                 7,115.7          7.86              5,933.6         8.47
  Nonaccrual                                            538.4          2.89                430.4         3.68
                                            --------------------------------   -------------------------------
    Total loans                                      71,270.4          5.60             70,023.0         7.06
Securities available for sale:
  Taxable                                            16,890.3          4.85             15,904.8         6.50
  Tax-exempt                                            408.3          6.85                448.7         7.95
                                            --------------------------------   -------------------------------
    Total securities available for sale              17,298.6          4.89             16,353.5         6.54
Funds sold                                            1,390.4          1.76              1,250.3         4.09
Loans held for sale                                   4,410.8          6.36              2,949.9         7.17
Interest-bearing deposits                               404.7          1.73                167.6         3.43
Trading account                                       1,595.9          1.54              1,289.8         3.20
                                            --------------------------------   -------------------------------
    Total earning assets                             96,370.8          5.37             92,034.1         6.87
Allowance for loan losses                              (924.3)                            (876.3)
Cash and due from banks                               3,343.2                            3,383.4
Premises and equipment                                1,621.2                            1,599.7
Other assets                                          5,373.4                            4,043.3
Unrealized gains on securities
 available for sale                                   2,731.8                            2,700.0
                                            --------------------------------   -------------------------------
    Total assets                                  $ 108,516.1                        $ 102,884.2
                                            ================================   ===============================

Liabilities and Shareholders' Equity
Interest-bearing deposits:
  NOW accounts                                     $ 10,315.4          0.72 %          $ 8,471.3         1.20  %
  Money market accounts                              20,470.9          1.60             15,830.1         3.33
  Savings                                             6,310.0          1.35              6,066.6         2.83
  Consumer time                                       9,342.4          3.72              9,092.6         5.16
  Other time                                          3,722.8          2.74              3,823.9         5.25
                                            --------------------------------   -------------------------------
    Total interest-bearing consumer
     and commercial deposits                         50,161.5          1.87             43,284.5         3.40
  Brokered deposits                                   2,537.2          5.13              2,617.7         4.40
  Foreign deposits                                    3,190.4          1.62              5,175.4         4.39
                                            --------------------------------   -------------------------------
    Total interest-bearing deposits                  55,889.1          2.00             51,077.6         3.55
Funds purchased                                      10,376.2          1.35             11,283.6         3.65
Other short-term borrowings                             924.8          1.52              1,593.8         3.98
Long-term debt                                       11,960.0          5.18             12,497.2         5.91
                                            --------------------------------   -------------------------------
    Total interest-bearing liabilities               79,150.1          2.39             76,452.2         3.96
Noninterest-bearing deposits                         15,268.1                           13,491.1
Other liabilities                                     5,372.2                            4,867.1
Realized shareholders' equity                         6,984.6                            6,328.0
Accumulated other comprehensive income                1,741.1                            1,745.8
                                            --------------------------------   -------------------------------
    Total liabilities and
        shareholders' equity                      $ 108,516.1                        $ 102,884.2
                                            ================================   ===============================

Interest rate spread                                                   2.98 %                            2.91  %
                                            --------------------------------   -------------------------------


Net Interest Margin                                                    3.41 %                            3.58  %
                                            --------------------------------   -------------------------------



  SunTrust Banks, Inc. and Subsidiaries
  APPENDIX A TO THE PRESS RELEASE
  (Dollars in thousands)

  -----------------------------------------------------------------------------------------------------------------------------
                                             4th QTR.         3rd QTR.         2nd QTR.         1st QTR.         4th QTR.
                                               2002             2002             2002             2002             2001
  -----------------------------------------------------------------------------------------------------------------------------
  The following table reflects adjustments for unusual transactions for trend analysis purposes:

  ADJUSTED NONINTEREST EXPENSE
  ----------------------------

  Reported noninterest expense                 $ 878,383        $ 808,139        $ 818,118        $ 837,628        $ 830,191
  Adjustments:
    One Bank Initiative (1)                       11,736           18,298            9,433           16,750           15,454
    Merger-related expenses (2)                                         -                -           15,998                -
                                           --------------   --------------   --------------   --------------   --------------
  Total adjusted noninterest expense           $ 866,647        $ 789,841        $ 808,685        $ 804,880        $ 814,737
                                           ==============   ==============   ==============   ==============   ==============


  ---------------------------------------------------------------------------------------------------------------------------

  EXTRAORDINARY ITEM (3)
  ------------------

  Pre-tax extraordinary gain                    $      -        $       -        $       -        $       -         $ 37,142
  Provision for income taxes                           -                -                -                -          (13,000)
                                           --------------   --------------   --------------   --------------   --------------
  Total extraordinary gain, net of taxes        $      -        $       -        $       -        $       -         $ 24,142
                                           ==============   ==============   ==============   ==============   ==============



   1 Expenses primarily included in personnel expense and other noninterest expense.
   2 Results include merger-related expenses of $10.4 million, net of tax, for the three months ended March 31, 2002, for the Company's acquisition of the Florida franchise of Huntington Bancshares, Inc.

   3 The extraordinary item was the result of early extinguishment of debt.